UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 10, 2021

PURTHANOL RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-33271	98-0229951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2711 Centreville Rd Suite 400 Wilmington, Delaware 19808

(Address of Principal Executive Offices) (Zip Code)

866-351-4141

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant

(a)     Dismissal of independent registered public accounting firm.

The Board of Directors (the “Board”) of (the “Company”) recently completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm. On August 16, 2021, the Company, with the approval of the Board, notified PLS CPA (“PLS”) was being dismissed as the Company’s independent registered public accounting firm, effective August 16, 2021.

During the Company’s two most recently filed fiscal years ended November 30, 2012 and November 30, 2013, the Company has not had any disagreement with PLS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to PLS satisfaction, would have caused PLS to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recently filed fiscal years ended November 30, 2012 and November 30, 2013, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. PLS reports on the Company’s consolidated financial statements as of and for the fiscal years ended November 30, 2012 and November 30, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided PLS with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PLS furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of PLS letter, dated June 4, 2015, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2015.

(b)     Appointment of new independent registered public accounting firm.

On May 29, 2015, the Registrant engaged Salberg & Company, P.A., Certified Public Accountants and Consultants (“Salberg”) as itsprinciple accountant to audit the Registrant's financial statements. The engagement agreement from Salberg was never executed nor did Salberg provide any sevices.

On August 16, 2021, the Audit Committee approved the appointment of TAAD, LLC (“TAAD”) as the Company’s new independent registered public accounting firm commencing for its fiscal year ended November 30,2019 and its fiscal year ending November 30, 2020.

In connection with the Company’s appointment of TAAD as the Company’s independent registered public accounting firm, the Company has not consulted TAAD on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

16.1  PLS CPA SECPS Letter as previously filed with the SEC as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Purthanol Resources Ltd.

By:/s/ Leonard Stella

Name Leonard Stella

President, Secretary Treasurer, Principal Executive Officer, Principal Financial Officer